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                                                                  EXHIBIT 10.9.1


                                              June 30, 1998



John F. Rieley                                Orchard/JFAX Investors, L.L.C.
Jens Muller                                   10960 Wilshire Blvd, Suite 500
Boardrush LLC                                 Suite 500
225 Lafayette Street, # 306                   Los Angeles, California   90024
New York, New York  10012                     Attn: Richard S. Ressler

Anand Narasimhan                              Nehemia Zucker
10960 Wilshire Blvd.                          10960 Wilshire Blvd.
Suite 500                                     Suite 500
Los Angeles, California  90024                Los Angeles, California  90024


     Re: Registration Rights Agreement, dated as of March 17, 1997 (the "Boardrush Agreement"), among JFAX Communications, Inc. ("JFAX"), Boardrush LLC, Jens Muller, John F. Rieley, Anand Narasimhan, and Nehemia Zucker


Dear Sirs:

     Reference is hereby made to the Boardrush Agreement for the definition of certain capitalized terms used but not defined herein. This letter will serve to clarify the following in connection with the Boardrush Agreement and a certain Registration Rights Agreement, dated as of June 30, 1998 (the "Investors Agreement"), among and certain investors ("Investors") named therein:

     1. If, in the event of a registration by JFAX demanded by one or more Investors pursuant to Section 2.1 of the Investors Agreement (with respect to which any Holder or Holders requests to be included pursuant to Section 2(b) of the Boardrush Agreement), the managing underwriter shall advise JFAX that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range
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         acceptable to the requesting Investors, the number of securities that are otherwise entitled to be included in the registration shall be allocated in the following manner: (i) all securities other than the securities of the requesting Investors (including the Common Stock held by any Holder) shall be reduced on a pro rata basis (based on the number of securities requested to be included in such registration) and
         (ii) if, after the exclusion of all such securities (if necessary), further reductions are still required, securities of the requesting Investors shall be reduced on a pro rata basis (based on the number of securities requested to be included in such registration).

     2. If, in the event of a registration by JFAX pursuant to Section 2.3 of the Investors Agreement (with respect to which any Holder or Holders requests to be included pursuant to Sections 2(a) or 2(b) of the Boardrush Agreement), the managing underwriter shall advise JFAX that marketing considerations require a limitation on the number of securities that can be included in such registration, then JFAX may include in such registration all securities proposed to be sold by JFAX for its own account or by any applicable person exercising demand registration rights, or the maximum amount that the underwriter considers saleable, and such limitation on any remaining securities that may, in the opinion of the underwriter, be sold will be imposed on all securities (including securities held by any Investor and the Common Stock held by any Holder) on a pro rata basis (based on the number of securities requested to be included in such registration).


     To the extent the provisions of this letter are contrary to the provisions of the Boardrush Agreement, the provisions of this letter shall govern and this letter shall operate as an amendment to the Boardrush Agreement. Except as otherwise expressly modified herein, the Boardrush Agreement shall continue in full force and effect.


                                              Very truly yours,

                                              JFAX COMMUNICATIONS, INC.


                                              By:
                                                 ---------------------
                                              Richard S. Ressler
                                              President

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ACCEPTED AND AGREED:


ORCHARD/JFAX INVESTORS, L.L.C.


By: /s/ Richard S. Ressler
   ------------------------
   Richard S. Ressler
    Manager                                      Dated: June 30, 1998
                                                        -------



BOARDRUSH L.L.C.


By:  /s/ Jens Muller
    -------------------
   Jens Muller
    Manager                                      Dated: June 30, 1998
                                                        -------


 /s/ Jens Muller
-----------------------------
JENS MULLER                                      Dated: June 30, 1998
                                                        -------


 /s/ John F. Rieley
--------------------------
JOHN F. RIELEY                                   Dated: June 30, 1998
                                                        -------


 /s/ N. Zucker
-----------------------------
NEHEMIA ZUCKER                                   Dated: June 30, 1998
                                                        -------


 /s/ Anand Narasimhan
--------------------------
ANAND NARASIMHAN                                 Dated: June 30, 1998
                                                        -------

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